ROOT9B TECHNOLOGIES, INC.

UNAUDITED PRO-FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

Introduction to Unaudited Pro Forma Combined Condensed Financial Statements                      F-1

Unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 2014                   F-2

Unaudited Pro Forma Combined Condensed Statement of Operations for the Year
Ended December 31, 2014                                                                                                                                F-3

Unaudited Pro Forma Combined Condensed Statement of Operations for the Year
Ended December 31, 2013                                                                                                                                F-4

Notes to Unaudited Pro Forma Combined Condensed Financial Statements                                    F-5

ROOT9B TECHNOLOGIES, INC.
INTRODUCTION TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET AS OF DECEMBER 31, 2014,
AND THE PROFORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

The following unaudited pro forma combined condensed balance sheet, unaudited pro forma combined condensed statements of operations and the explanatory notes give effect to the acquisition of root9B, LLC (root9B) as of November 22, 2013 and the acquisition of IPSA International, Inc. (IPSA) by root9B Technologies, Inc. (root9B Technologies or the Company) on February 9, 2015.

The unaudited pro forma combined condensed balance sheet, unaudited pro forma combined condensed statements of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. These unaudited pro forma combined condensed balance sheet and unaudited pro forma combined condensed statements of operations have been prepared utilizing the historical financial statements of root9B Technologies to the extent such has been filed previously with the Securities and Exchange Commission. Other unaudited combined condensed financial information has been obtained from the respective company records of root9B and IPSA.

The unaudited pro forma combined condensed statements of operations for the years ended December 31, 2014 and 2013 have been prepared as if the acquisitions of root9B and IPSA had been consummated on January 1, 2013.  The unaudited pro forma combined condensed balance sheet as of December 31, 2014 has been prepared as if the acquisition of IPSA by root9B Technologies was consummated on December 31, 2014.

These unaudited pro forma combined condensed financial statements are provided for illustrative purposes only, and do not purport to be indicative of the actual financial position or results of operations had the acquisitions occurred at the beginning of the periods presented, nor are they necessarily indicative of the results of future operations.  The unaudited pro forma combined condensed financial statements do not reflect any operating efficiencies and/or cost savings that the combined entity may achieve with respect to the combined companies.

ROOT9B TECHNOLOGIES, INC.
PRO FORMA COMBINED CONDENSED BALANCE SHEET AS OF
DECEMBER 31, 2014

	Root9B	IPSA
	Technologies,	International,	Pro Forma		Pro Forma
	Inc.	Inc.	Adjustments	Notes	Combined
ASSETS

CURRENT ASSETS:
Cash	$765,099	$1,784,896	$7,238,951	(a)	$7,288,946
			(2,500,000)	(b)
Accounts receivable	3,078,604	1,799,449	-		4,878,053
Factored receivables	-	4,072,341	-		4,072,341
Marketable securities	38,863	-	-		38,863
Cost and estimated earnings in excess of billings	731,709	-	-		731,709
Deferred income taxes	-	341,311	-		341,311
Prepaid expenses and other current assets	384,223	256,478	-		640,701
Total current assets	4,998,498	8,254,475	4,738,951		17,991,924
PROPERTY AND EQUIPMENT - at cost less
accumulated depreciation	1,748,631	20,364	-		1,768,995
OTHER ASSETS:
Goodwill	4,352,177	-	8,512,847	(d)	19,309,024
Intangible assets - net	151,623	-	6,444,000	(d)	151,623
Investment in cost-method investee	100,000	-	-		100,000
Cash surrender value of officers’ life insurance	338,214	-	-		338,214
Deferred income taxes	-	204,845	-		204,845
Deposits and other assets	175,497	54,633	-		230,130
Total other assets	5,117,511	259,478	14,956,847		20,333,836
TOTAL ASSETS	$11,864,640	$8,534,317	$19,695,798		$40,094,755

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Notes payable	$1,670,765	$-	$-		$1,670,765
Current portion of long-term debt	1,500	-	-		1,500
Accounts payable	1,306,578	1,087,399	-		2,393,977
Factored receivables obligation	-	2,906,297	-		2,906,297
Billings in excess of costs and estimated earnings	991,254	-	-		991,254
Dividends payable	-	1,100,000	-		1,100,000
Income taxes payable	-	357,052	-		357,052
Accrued expenses	2,634,903	2,240,416	-		4,875,319
Total current liabilities	6,605,000	7,691,164	-		14,296,164
NONCURRENT LIABILITIES:
Long term debt – net of current portion	3,926	-	-		3,926
Derivative liability	10,651,239	-	-		10,651,239
Deferred income taxes	85,000	-	-		85,000
Total noncurrent liabilities	10,740,165	-	-		10,740,165
COMMITMENTS AND CONTINGENCIES	-	-	-		-
STOCKHOLDERS' EQUITY	(5,480,525)	843,153	19,695,798	(e)	15,058,426

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$11,864,640	$8,534,317	$19,695,798		$40,094,755

  See accompanying notes to unaudited combined condensed pro forma financial statements

ROOT9B TECHNOLOGIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014

	Root9B	IPSA
	Technologies,	International,	Pro Forma		Pro Forma
	Inc.	Inc.	Adjustments	Notes	Combined

Revenues	$20,175,488	$41,278,966	$-		$61,454,454

Cost of Revenue	14,982,996	31,319,576	-		46,302,572

Gross Profit	5,192,492	9,959,390	-		15,151,882

Operating Expenses	12,733,280	8,286,583	1,241,600	(d)	22,261,463

Operating Income (Loss)	(7,540,788)	1,672,807	(1,241,600)		(7,109,581)

Other Income (Expense)
Interest expense	(59,066)	(978,624)	-		(1,020,160)
Goodwill and intangibles impairment	(6,793,024)	-	-		(6,793,024)
Derivative expense	(10,344,753)	-	-		(10,344,753)
Other income (expense), net	301,065	(671,149)	-		(387,614)
Total other income (expense)	(16,895,778)	(1,649,773)	-		(18,545,551)

Income (Loss) Before Income Taxes	(24,436,566)	23,034	(1,241,600)		(25,655,132)

Income Tax Expense	-	36,770	(36,770)	4.	-

Net Income (Loss)	(24,436,566)	(13,736)	(1,204,830)		(25,655,132)

Other Comprehensive Loss:
Foreign currency translation gain	-	22,277	-		22,277
Comprehensive Income/(Loss)	(24,436,566)	8,541	(1,204,830)		(25,632,855)

Preferred Stock Dividends	(1,597,356)	-	-		(1,597,356)

Net Income (Loss) Available For
Common Shareholders	$(26,033,922)	$(13,736)	$(1,204,830)		$(27,252,488)

Net Loss Per Common Share	$(0.86)				$(0.58)

Basic and Fully Diluted Number of Shares	30,345,422			5.	47,094,193

  See accompanying notes to unaudited combined condensed pro forma financial statements

ROOT9B TECHNOLOGIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

	Root9B	11 Mo. Ended			IPSA
	Technologies,	11/22/13	Pro Forma		International,	Pro Forma
	Inc.	Root9B LLC	Adjustments	Notes	Inc.	Adjustments	Notes	Pro Forma

Revenues	$26,399,916	$1,574,947	$ -		$33,098,691	$		$61,073,554

Cost of Revenue	20,845,516	596,518	-		24,510,136			45,952,170

Gross Profit	5,554,400	978,429	-		8,588,555	-		15,121,384

Operating Expenses	9,595,361	922,095	-		6,593,207	1,241,600	(d)	18,352,263

Operating Income/(Loss)	(4,040,961)	56,334	-		1,995,348	(1,241,600)		(3,230,879)

Other Income (Expense)
Interest expense	(44,270)	-	-		(97,053)	-		(141,323)
Derivative income	2,149,951	-	-			-		2,149,951
Adjustments to estimates at acquisition	431,919	-	-			-		431,919
Goodwill impairment	(4,472,089)	-	-			-		(4,472,089)
Intangibles impairment	(238,803)	-	-			-		(238,803)
Other income (expense), net	87,799	-	-		(14,564)	-		73,235
Total other income (expense)	(2,085,493)	-	-		(111,617)	-		(2,197,110)

Income (Loss) Before Income Taxes	(6,126,454)	56,334	-		1,883,731	(1,241,600)		(5,427,989)

Income Tax Benefit	-	-	-		(1,020,198)	1,020,198	4.	-

Net Income (Loss)	(6,126,454)	56,334	-		863,533	(221,402)		(5,427,989)

Other Comprehensive Loss:
Foreign currency translation gain	-	-	-		(73,409)	-		(73,409)
Comprehensive Income/(Loss)	(6,126,454)	56,334	-		790,124	(221,402)		(5,501,398)

Preferred Stock Dividend	(1,280,408)	-	-		-	-		(1,280,408)
Deemed Dividend on Preferred Stock	(509,184)	-	-			-		(509,184)

Net Income (Loss) Available for
Common Shareholders	$(7,916,046)	$56,334	$-		$863,533	$(221,402)		$(7,217,581)

Net Loss Per Share	$(0.33)							$(0.17)

Basic and Fully Diluted Number of Shares	24,052,686						5.	42,803,843

  See accompanying notes to unaudited combined condensed pro forma financial statements

ROOT9B TECHNOLOGIES, INC.
NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET AS OF DECEMBER 31, 2014,
AND THE PROFORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

1.  Basis of Pro Forma Presentation

These unaudited pro forma combined condensed financial statements have been compiled from and include:

i.	An audited condensed consolidated balance sheet of root9B Technologies as of December 31, 2014.

ii.	An audited condensed consolidated balance sheet of IPSA as of December 31, 2014.

iii.	Audited condensed consolidated statements of operations of root9B Technologies for the years ended December 31, 2014 and 2013.

iv.	Audited condensed consolidated statements of operations of IPSA for the years ended December 31, 2014 and 2013.

v.	Unaudited condensed statement of operations of root9B for the period January 1, 2013 through November 22, 2013, the date of acquisition by root9B Technologies.

The assets acquired and liabilities assumed for IPSA were recorded at preliminary estimates of fair values determined by management, based on information currently available and on current assumptions as to future operations, and are subject to change upon the completion of acquisition accounting, including the finalization of asset valuations. These changes could result in material variances between the Company’s future financial results and the amounts presented in these unaudited pro forma combined condensed financial statements, including fair values recorded, as well as expenses and cash flows associated with these items.

The unaudited pro forma combined condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results that would have occurred if the Company had operated root9B for the “short period” January 1, 2013 through November 22, 2013 or IPSA for the years ended December 31, 2014 and December 31, 2013, nor is it necessarily indicative of future operating results or financial position. The unaudited pro forma combined condensed financial statements do not reflect any operating efficiencies, adjustments for non-recurring expenses recorded by both root9B Technologies and root9B (see note 6), or cost savings that the Company may achieve with respect to the combined companies.

The unaudited pro forma combined condensed financial statements should be read in conjunction with the historical audited financial statements and notes to financial statements of root9B Technologies contained in its 2014 Annual Report on Form 10-K.

2.  Equity Financings

On February 9, 2015, the Company entered into a securities purchase agreement with an accredited investor, an investment advisory client of Wellington Management Company LLP, pursuant to which the Company issued 5,586,450 shares of common stock at a purchase price of $1.10 per share. In addition, the Company issued warrants to purchase up to 5,135,018 shares of the Company’s common stock in the aggregate, at an exercise price of $0.80 per share. The Warrants have a term of three years and may be exercised at any time from or after the date of issuance, may be exercised on a cashless basis and contain customary, structural anti-dilution protection (i.e., stock splits, dividends, etc).  Upon closing of this equity financing, the Company received proceeds of $6,145,095.

On February 17, 2015, the Company entered into a securities purchase agreement with the same accredited investor, pursuant to which the Company issued 1,162,321 shares of common stock at a purchase price of $1.10 per share. In addition, the Company issued warrants to purchase up to 1,068,390 shares of the Corporation’s common stock in the aggregate, at an exercise price of $0.80 per share (the “Warrants”). The Warrants have a term of three years and may be exercised at any time from or after the date of issuance, may be exercised on a cashless basis and contain customary, structural anti-dilution protection (i.e., stock splits, dividends, etc).  Upon closing of this equity financing, the Company received proceeds of $1,278,553.

The Company incurred fees of $184,697 in connection with the financings mentioned above.

(a)	Gross proceeds from the two equity financings $ 7,423,648
Transaction costs                                                                                         (184,697)
Net proceeds to root9B Technologies                                                      $  7,238,951

3.  Preliminary Purchase Price Allocation and Pro forma Adjustments

The adjustments included in the unaudited pro forma combined condensed financial statements are those that are considered to be directly attributable to the acquisition of IPSA by root9B Technologies. The total purchase consideration for IPSA is $2,500,000 in cash and 10,000,000 shares of root9B Technologies common stock.  In accordance with purchase accounting rules, the shares included in the transaction must be valued at the root9B Technologies stock price as of the closing date of February 9, 2015, which was $1.33 per share.

 (b) The total purchase consideration is as follows:

Cash                                                                                                                      $ 2,500,000
root9B Technologies common stock                              10,000,000
Value per Share                                                                           $1.33                 13,300,000

Total Purchase Consideration                                                            $ 15,800,000

Assets Acquired:
Current assets                                                                                                    $   8,254,475
Property & equipment                                                                                                20,364
Deposits and other assets                                                                                         54,633
Deferred Tax Asset                                                                                                   204,845
Intangible assets                                                                                                    6,444,000
Goodwill                                                                                                                   8,512,847
Assets Acquired                                                                                         $ 23,491,164

Liabilities Assumed:
Accounts payable                                                                                                  1,087,399
     Factored receivables obligation                                                                            2,906,297
Accrued expenses                                                                                                  2,240,416
Income tax and dividends payable                                                                      1,457,052
Liabilities Assumed                                                                                         7,691,164

Net Assets Acquired                                                                                  $ 15,800,000

The assets acquired and liabilities assumed were recorded at preliminary estimates of fair values determined by management, based on information currently available and on current assumptions as to root9B Technologies’ stock price and future operations.  These estimates and assumptions are subject to change upon the closing of the acquisition and completion of acquisition accounting, including the finalization of asset valuations.

(c) Issuance of shares to IPSA shareholders (10,000,000 @ $1.33)

@ Par of $0.001                   $        10,000
Additional Paid-in capital     13,290,000
                                                                                                                                                                $13,300,000

(d) Goodwill and Intangible Assets

We recorded a pro forma adjustment related to goodwill of $8,512,847 as a result of the purchase price allocation of the acquired assets and liabilities of IPSA assuming the transaction occurred on December 31, 2014.  As discussed in Note 3 above, assets acquired and liabilities assumed were recorded at preliminary estimates based on information currently available and do not reflect the finalization of the purchase price allocation.  We have estimated an allocation to identifiable intangible assets of $6,444,000.  The intangible assets include assets for the customer relationships, trade name, and non-compete agreement.  We have also estimated a weighted average useful life for the intangible assets of approximately 5.2 years and amortization expense during the first full year of $1,241,600.  The identifiable intangibles will be amortizable but not tax deductible as this is a “non-taxable” transaction.

(e)  Stockholders’ equity adjustments

We recorded the following adjustments to the equity accounts:

•	To eliminate equity accounts of IPSA $ (843,153)
•	Record capital stock issuance for equity financings, at par 6,297
•	Record additional paid-in-capital from equity financing share issuance 7,232,654
•	Record capital stock issuance to IPSA, at par 10,000
•	Record additional paid-in-capital from IPSA share issuance 13,290,000
       $19,695,798

4.  Income Tax Expense / Benefit

IPSA recorded income tax expense of $36,770 and $1,020,198 for the years ended December 31, 2014 and 2013, respectively.  For the years ended December 31, 2014 and 2013, root9B Technologies had not recorded any income tax benefit against its net losses as it determined it was appropriate to set up full valuation allowances against the net deferred tax assets.  In consideration of this, for pro forma purposes, no income tax benefit for the reported losses is being recognized.  Additionally, for pro forma purposes, the income tax expense recorded by IPSA during the years ended December 31, 2014 and 2013 is being eliminated.

5.  Pro Forma Weighted Average Shares

The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma combined condensed statements of operations are based on the weighted average number of the Company’s common shares outstanding at December 31, 2014 and 2013 as adjusted for the following:

December 31, 2014                                           December 31, 2013
Weighted Average Shares Outstanding                                                 30,345,422                                                         24,052,686
Weighted average effect of root9B Technologies
    shares issued for the root9B acquisition                                                 --                                                                      2,002,386
Additional shares to give effect to the IPSA
    acquisition                                                                                              10,000,000                                                           10,000,000
Issuance of shares with equity financings                                             6,748,771                              6,748,771
Combined Pro Forma Weighted Average Shares                                47,094,193                                                            42,803,843

Common stock equivalents were not considered as there effects were anti-dilutive for all periods presented.

6.  Non-recurring items

In 2014, root9B Technologies recorded non-recurring impairment losses to intangibles and goodwill, resulting in total non-recurring losses of $6,793,024.

In 2013, root9B Technologies recorded non-recurring impairment losses to intangibles and goodwill, resulting in total non-recurring losses of $4,710,892.